Aetna Life Insurance and Annuity Company
                           Variable Annuity Account C
               Individual Deferred Variable Annuity Contracts for
                Individual Retirement Annuities (Section 408(b))
             and Simplified Employee Pension Plans (Section 408(k))
                      Supplement Dated December 31, 1997 to
           Prospectus Dated May 1, 1997 as Amended on August 21, 1997


The Prospectus dated May 1, 1997 and amended on August 21, 1997, is amended as follows:


Page Fee Table--1 and Pages 5-6

The Fee Table on page FEE TABLE-1 and the section entitled "CHARGES AND DEDUCTIONS--Deferred Sales Charge" on pages 5-6 are amended by replacing the descriptions of the applicability of Schedule A and Schedule C under "Deferred Sales Charge" with the following:

SCHEDULE A applies to 1994 Internal Rollover Contracts established with amounts that were transferred or rolled over from the Company's MAP or ADAPTOR contracts (other than MAP contracts under Variable Annuity Account C), and Aetna Life Insurance Company contracts and Company general account contracts issued in connection with Code Section 401 and 403 qualified plans. It also applies to previously-issued 1992 Internal Rollover Contracts established with amounts transferred from certain contracts issued by the Company under certain pension or profit sharing retirement plans only where you were not subject to a deferred sales charge under the prior contract at the time of transfer. The deferred sales charge is based on the number of completed Contract Years since the date of initial payment to the new Contract.

SCHEDULE C applies to 1994 Internal Rollover Contracts established with amounts that were transferred from contracts issued by the Company other than those contracts described above under Schedule A. The deferred sales charge is based on the number of completed Contract Years since the date of initial payment to the predecessor contract. Schedule C also applies to all new purchases that are not connected with an internal transfer (e.g., external rollovers or Contracts established with at least a $1,000 annual Purchase Payment), and to internal rollovers from certain variable life insurance contracts funding Code Section 401 qualified plans.




                The Date of this Supplement is December 31, 1997




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Page 5
The section entitled "MAINTENANCE FEE" under "CHARGES AND DEDUCTIONS" is replaced with the following:


MAINTENANCE FEE

During the Accumulation Period, the Company will deduct an annual maintenance fee from the Contract Value. The maintenance fee is to reimburse the Company for some of its administrative expenses relating to the establishment and maintenance of the Contracts.

The maintenance fee under the Contract is $25. The maintenance fee is determined annually based on the Contract Value on the last day of the Contract Year. For 1994 Contracts, if the Contract Value is $10,000 or greater on the date that the maintenance fee is deducted, the annual maintenance fee is zero. For 1992 Contracts, if the initial Purchase Payment is $10,000 or greater, or, subject to state regulatory approval, if the Contract Value is $10,000 or greater on the date that the maintenance fee is deducted, the annual maintenance fee is zero. The maintenance fee will be deducted on a pro rata basis from each Subaccount or Credited Interest Option in which you have an interest.

Pages 12-13
The section entitled "Taxation of Distributions" under "TAX STATUS" is replaced with the following:

Taxation of Distributions. All distributions will be taxed as ordinary income unless nondeductible contributions were made to the IRA or the distribution is "rolled over" to another retirement plan in accordance with the terms of the Code. Distributions are generally subject to withholding for the recipient's federal income tax liability at rates that vary according to the type of distribution and the recipient's tax status. Recipients generally are provided the opportunity to elect not to have tax withheld from distributions.

In general, payments received by your Beneficiaries after your death are taxed in the same manner as if you have received those payments, except that a limited death benefit exclusion may apply for payments due to deaths occurring on or before August 20, 1996. This exclusion no longer applies to payments due to deaths occurring after August 20, 1996.

The Code imposes a 10% penalty tax on the taxable portion of any distribution from an IRA or Roth IRA unless (a) you have attained age 59-1/2, (b) you have died, (c) you have become disabled as defined in the Code, (d) the distribution amount is rolled over in accordance with the terms of the Code, (e) it is paid in a series of substantially equal periodic payments (at least annually) over your life or life expectancy or the joint lives or joint life expectancies of you and a designated Beneficiary, (f) the distribution equals unreimbursed medical expenses that qualify for a deduction as specified in the Code, or (g) it is a qualified rollover from an IRA to a Roth IRA. In addition, for distributions in tax years beginning after December 31, 1997, the penalty tax does not apply to distributions made for higher education expenses or to a qualified first-time homebuyer, both as further described in the Code.

This Contract has been approved by the IRS as a prototype IRA. The IRS approval, however, only pertains to whether the Contract meets the Code requirements for IRAs and is not a determination of the merits of the Contract.


Pages Summary-1, Summary-2, and Pages 1, 4, 8, 9, 10, 12
The "Prospectus Summary" and the sections listed below are amended to include description of a 1994 Contract offered as an Individual Retirement Annuity under
Section 408A of the Code ("Roth IRA"). Subject to state regulatory approval, Roth IRA Contracts will be available on and after January 1, 1998.


PURCHASE

A Roth IRA Contract is a special form of IRA which can accept nondeductible annual contributions. Contributions to a Simplified Employee Pension Plan ("SEP") are not permitted. The Contract can also accept transfers and rollovers, but only from an Individual Retirement Annuity/Individual Retirement Account, subject to ordinary income tax, or from another Roth IRA.


WITHDRAWALS

Roth IRAs provide for a tax-free withdrawal of all assets in the Contract, both contributions and earnings, provided the withdrawal is not made within the 5-taxable year period beginning with the first tax year for which a contribution was made, and the distribution is made after attainment of age 59-1/2, or on account of death or disability, or for a qualified first-time home purchase.

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ADDITIONAL WITHDRAWAL OPTIONS

ECO--Estate Conservation Option is not available under the Roth IRA Contract.


ANNUITY PERIOD

For Roth IRAs, the minimum distribution rules do not apply prior to your death. You are not required to begin taking minimum annual distributions by April 1 of the calendar year following the calendar year you attain age 70-1/2. The general rule that Annuity payments may not extend beyond your life/life expectancy or beyond the joint lives/joint life expectancies of you and your Beneficiary does not apply to a Roth IRA. The minimum distribution rules which apply to the Beneficiary at your death and which are described in the prospectus continue to apply.


TAX STATUS

Section 408A of the Code permits eligible individuals to contribute to a Roth IRA on an after-tax (nondeductible) basis.

Distributions from other types of qualified plans are not permitted to be transferred or rolled over to a Roth IRA. A Roth IRA can accept transfers/rollovers only from an IRA, subject to ordinary income tax, or from another Roth IRA.

Any "qualified" distribution from a Roth IRA is not includible in gross income. A "qualified" distribution is any distribution made after you have attained age 59-1/2, or on account of your death or disability, or for a qualified first-time home purchase. A distribution will not be treated as "qualified" if it is made within the 5-taxable year period beginning with the first taxable year for which a contribution was made. If a distribution is not "qualified", the accumulated earnings are includible in income.

The 10% premature distribution penalty will apply to the taxable portion of the distribution unless one of the exceptions under the Code applies (see the Supplement section entitled, "Taxation of Distributions"). A partial distribution will first be treated as a return of cost basis (i.e. aggregate amount of contributions).


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